MANNING & NAPIER FUND, INC.

Overseas Series

Supplement dated August 20, 2008 to the

Prospectus dated March 1, 2008,

as supplemented May 19, 2008

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective August 8, 2008, Manning & Napier Advisors, Inc., the investment advisor to the Overseas Series (the “Series”), has contractually agreed to waive its fees and reimburse expenses of the Series to the extent necessary so that the Series’ total annual operating expenses do not exceed 0.75% of the Series’ average daily net assets through February 28, 2009. Accordingly, the section of the Prospectus entitled “Fees and Expenses of the Series” is hereby deleted and replaced by the following:

Fees and Expenses of the Series

This table describes the fees and expenses you may pay if you invest in shares of the Series.

Overseas Series
Shareholder fees (paid directly from your investment)
Redemption fee	None [1]
Annual fund operating expenses (expenses that are deducted from assets of the Series)
Management fee	0.70%
Distribution and service (Rule 12b-1) fees	None
Other expenses	0.15%[2]

Total annual fund operating expenses	0.85%[3]
Less fee waivers and expense reimbursements	(0.10)%[4]

Net expenses	0.75%

[1]	A wire charge, currently $15, may be deducted from the amount of a wire redemption payment made at the request of a shareholder.
[2]

Other expenses include all operating expenses of the Series (except management fees) as well as the estimated amount of the fees and expenses incurred indirectly by the Series through its investments in other investment companies during the prior fiscal year.

[3]

The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial highlights in this prospectus (and the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees and expenses incurred indirectly by the Series through its investments in other investment companies.

[4]

Effective August 8, 2008, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Series’ total direct annual fund operating expenses do not exceed 0.75% of the Series’ average daily net assets. This contractual waiver will remain in effect until at least February 28, 2009 and may be extended.

1

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds.

The example below assumes that:

•	You invest $10,000 for the periods shown

•	The Series’ operating expenses remain the same

•	Your investment has a 5% return each year

Although your actual costs may be higher or lower, under these assumptions your costs would be:

After 1 Year	After 3 Years	After 5 Years	After 10 Years
$77*	$261*	$462*	$1,040*

*	Based on contractual limitation/reimbursement of expenses for year 1 only.

The first paragraph of the section of the Prospectus entitled “Management Fees” is hereby deleted and replaced by the following:

In return for the services it provides to the Series, the Advisor receives an annual management fee of 0.70% of the Series’ average daily net assets, which is computed daily and payable monthly by the Series. Effective August 8, 2008, the Advisor has contractually agreed to limit the Series’ total direct annual fund operating expenses to 0.75% of the average daily net assets of the Series. This contractual waiver will remain in effect at least until February 28, 2009 and may be extended. The Advisor received its full management fee for the fiscal year ended October 31, 2007. A discussion regarding the basis for the Board of Directors’ approval of the Series’ investment advisory agreement is available in the Series’ semi-annual report dated April 30, 2008, which covers the period November 1, 2007 through April 30, 2008.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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Manning & Napier Fund, Inc.

(the “Fund”)

Supplement dated August 20, 2008 to the

Fund’s Statement of Additional Information (the “SAI”) dated March 1, 2008,

as supplemented on May 19, 2008

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

This supplement applies to the SAI of each of the following Series of the Manning & Napier Fund, Inc. (the “Fund”): Pro-Blend Conservative Term Series, Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, Tax Managed Series, Equity Series, and Overseas Series (each a “Series”). It relates to the Class B, Z, D and E Shares of the Pro-Blend Conservative Term Series, Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, and to the Class A, B, Z, D and E Shares of the Tax Managed Series.

The fourth paragraph in the section of the SAI entitled “The Advisor” is hereby deleted and replaced by the following:

Pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to waive fees and reimburse expenses so that total direct annual operating expenses do not exceed the amounts listed below. This agreement will remain in effect until at least February 28, 2009 and may be extended.

Series	Contractual Expense Limitation
Pro-Blend Conservative Term Series Class B	1.80%
Pro-Blend Conservative Term Series Class Z	1.55%
Pro-Blend Conservative Term Series Class D	1.30%
Pro-Blend Conservative Term Series Class E	1.05%
Pro-Blend Moderate Term Series Class B	1.95%
Pro-Blend Moderate Term Series Class Z	1.70%
Pro-Blend Moderate Term Series Class D	1.45%
Pro-Blend Moderate Term Series Class E	1.20%
Pro-Blend Extended Term Series Class B	1.95%
Pro-Blend Extended Term Series Class Z	1.70%
Pro-Blend Extended Term Series Class D	1.45%
Pro-Blend Extended Term Series Class E	1.20%
Pro-Blend Maximum Term Series Class B	1.95%
Pro-Blend Maximum Term Series Class Z	1.70%
Pro-Blend Maximum Term Series Class D	1.45%

1

Pro-Blend Maximum Term Series Class E	1.20%
Tax Managed Series Class A	1.20%
Tax Managed Series Class B	2.20%
Tax Managed Series Class Z	1.95%
Tax Managed Series Class D	1.70%
Tax Managed Series Class E	1.45%
Overseas Series	0.75%*
Equity Series	1.05%

*	Prior to August 8, 2008, the contractual expense limitation for the Overseas Series was 0.95%.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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